1.Liquidity and Capital Resources:	3 Months Ended
Aug. 31, 2011
Liquidity Disclosure [Policy Text Block]
1.	Liquidity and Capital Resources:

Cash Flows — Cash flows used in operations for the quarters ended August 31, 2011 and 2010 were $297,638 and $214,680, respectively which was an increase over prior quarters. Increased marketing costs, business line expansion, and higher general and administrative costs due to expenses related to the current ongoing process of becoming a publicly traded company were the primary reasons for this increase.

Capital Resources — As of August 31, 2011, the Company had cash and cash equivalents of $394,705 as compared to cash and cash equivalents of $252,302 as of May 31, 2010.

Since inception, the Company has primarily relied upon proceeds from private placements of its equity securities to fund its operations. The Company anticipates continuing to rely on sales of our securities in order to continue to fund its business operations. Issuances of additional shares will result in dilution to its existing stockholders. There is no assurance that the Company will be able to complete any additional sales of our equity securities or that it will be able arrange for other financing to fund our planned business activities.